UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest event reported): December 22, 2000

                        Commission File Number: 000-25107
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                        THERMOELASTIC TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

           Colorado                                             84-1316284
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(State or other jurisdiction of                               (IRS Employer
incorporation or organization)                            Identification Number)

                     5446 Canvasback Road, Blaine, WA 98230
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               (Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (360) 371-5061
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On December 20, 2000, ThermoElastic Technologies, Inc. (the "Company") engaged Moffitt and Company, PC ("Moffitt") as its independent auditors for the fiscal year ended September 30, 2000, to replace the firm of Meeks, Dorman & Company, PA ("Meeks"), who were dismissed as the independent auditors of the Company effective on such date. The decision to change independent auditors was approved by the Company's Board of Directors.

The reports of Meeks on the Company's financial statements for the year ended September 30, 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's financial statements for the year ended September 30, 2000, and in the subsequent interim period through December 20, 2000, there were no disagreements ("Disagreements") as defined in Item 304
(a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Meeks on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Meeks, would have caused Meeks to make reference to the matter in its reports. In addition, during the year ended September 30, 2000 and in the subsequent interim period ended December 20, 2000, there were no reportable events ("Reportable Events") as defined in Item 304 (a)(1)(v) of Regulation S-K. The Company has requested that Meeks furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements. On December 22, 2000, the Company received its response from Meeks, a copy of which is attached hereto as an exhibit.

(b) On December 20, 2000, the Company engaged Moffitt and Company, PC as its independent auditors for the fiscal year ended September 30, 2000. At no time preceding December 20, 2000 has the Company (or anyone on behalf of the Company) consulted with Moffitt on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a Disagreement with Meeks or a Reportable Event.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(1)   Financial Statements - None.

(2)   Exhibits

      Exhibit 16(b) - Consent of Independent Accountants

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THERMOELASTIC TECHNOLOGIES, INC.


Date: January 23, 2001                  By:/s/ Kenneth B. Liebscher
                                           -------------------------------------
                                           Kenneth B. Liebscher, President


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